Exhibit 99.1

PELICAN ACQUISITION II CORPORATION

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors of

Pelican Acquisition II Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Pelican Acquisition II Corporation (the “Company”) as of July 27, 2026, and the related notes to the financial statement (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of July 27, 2026, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statement, if the Company does not complete an initial Business Combination within 21 months from the consummation of the IPO (or such later date as may be approved by the Company’s shareholders), the Company will trigger an automatic winding up, dissolution and liquidation. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans to address this uncertainty are also described in Note 1. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Simon & Edward, LLP

We have served as the Company’s auditor since 2026.

Rowland Heights, California

July 31, 2026

PELICAN ACQUISITION II CORPORATION

BALANCE SHEET

July 27, 2026

Assets
Current Assets
Cash	$641,640
Prepaid expense	89,078
Advance – related party	235,000
Total Current Assets	965,718

Cash held in Trust Account	87,112,500
Total Assets	$88,078,218

Liabilities, Ordinary Shares Subject to Possible Redemption and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued expenses	$89,599
Total Current Liabilities	89,599
Total Liabilities	89,599

Commitments and Contingencies (Note 6)

Ordinary shares, $0.0001 par value, 500,000,000 shares authorized, 8,625,000 shares subject to possible redemption	82,548,281

Shareholders’ Equity
Ordinary shares, $0.0001 par value, 500,000,000 shares authorized, 3,495,250 shares issued and outstanding(1) (excluding 8,625,000 shares subject to possible redemption)	350
Additional paid-in capital	5,486,548
Accumulated deficit	(46,560)
Total Shareholders’ Equity	5,440,338
Total Liabilities, Ordinary Shares Subject to Possible Redemption and Shareholders’ Equity	$88,078,218

(1)	As a result of the underwriter’s full exercise of its over-allotment option to purchase 1,125,000 Units on July 27, 2026, no Founder Shares were subject to forfeiture.

The accompanying notes are an integral part of this financial statement.

PELICAN ACQUISITION II CORPORATION

NOTES TO FINANCIAL STATEMENT

JULY 27, 2026

Note 1 — Organization, Business Operations

Pelican Acquisition II Corporation (the “Company”) is a newly organized blank check company incorporated under the laws of the Cayman Islands with limited liability on February 26, 2026. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (“Business Combination”). The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of July 27, 2026, the Company had not commenced any business operations. All activities through July 27, 2026 are related to the Company’s formation and the initial public offering (“IPO”), which are described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO and sale of Private Units (defined below). On July 6, 2026, the Company changed its fiscal year end from February 28 to June 30. Accordingly, the Company’s fiscal year will end on June 30.

The Company’s sponsor is Pelican II Capital Solutions Limited (the “Sponsor”), a British Virgin Islands company. The Company’s ability to commence operations is contingent upon obtaining adequate financial resources through the IPO (see Note 3) and Private Placement (as defined below) to the Sponsor and EarlyBirdCapital, Inc. (“EBC”), the underwriter, that closes simultaneously with the IPO (see Note 4).

The registration statement for the IPO was declared effective on July 23, 2026. On July 27, 2026, the Company consummated its IPO of 8,625,000 units (the “Public Units”), including the full exercise of the over-allotment option of 1,125,000 Units granted to the underwriters. The Public Units were sold at an offering price of $10.00 per unit generating gross proceeds of $86,250,000. Simultaneously with the IPO, the Company sold to its Sponsor and EBC 420,250 units at $10.00 per unit (the “Private Units”) in a private placement generating total gross proceeds of $4,202,500, which is described in Note 4.

Transaction costs amounted to $2,444,638, consisting of $1,725,000 cash underwriting commissions, which was paid in cash at the closing date of the IPO, and $719,638 of legal and other offering costs. At the IPO date, cash of $641,640 was held outside of the Trust Account (as defined below) and is available for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of the Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (excluding taxes payable on interest earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act 1940, as amended (the “Investment Company Act”).

Following the closing of the IPO on July 27, 2026, an amount of $87,112,500 ($10.10 per Public Unit) from the net proceeds of the sale of the Public Units and the Private Units was placed in the Trust Fund (the “Trust Account”), located in the United States, with Continental Stock Transfer and Trust Company acting as trustee, and invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. The Trust Fund will be released only in the event of either: (i) the consummation of a Business Combination or (ii) the Company’s failure to complete a Business Combination within the applicable period of time.

The Company will provide its holders of the outstanding Public Shares (the “Public shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.10 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account net of taxes payable). The Public Shares subject to redemption were classified as temporary equity upon completion of the IPO in accordance with ASC Topic 480, “Distinguishing Liabilities from Equity.” Their initial carrying amount was determined based on the IPO proceeds allocated to the Public Shares, net of the offering costs allocated thereto, and the difference between the initial carrying amount and the redemption value will be accreted ratably over 15-month, which represents management’s estimated period to complete a Business Combination. This estimate will be reassessed each reporting period, and the accretion period will be adjusted prospectively, if necessary.

If the Company seeks shareholder approval in connection with a Business Combination, it will require approval by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who vote at a general meeting of the Company. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all. If the Company seeks shareholder approval in connection with a Business Combination, the Company’s Sponsor and the Company’s officers or directors have agreed (a) to vote their Founder Shares (as defined in Note 5), Private Shares (as defined in Note 4) and any Public Shares purchased during or after the completion of the IPO in favor of approving a Business Combination and (b) not to convert any shares (including the Founder Shares) in connection with a shareholder vote to approve, or sell the shares to the Company in any tender offer in connection with, a proposed Business Combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares, without the prior consent of the Company.

The holders of the Founder Shares have agreed (a) to waive their redemption rights with respect to the Founder Shares, Private Shares, and Public Shares held by them in connection with the completion of a Business Combination and (b) not to propose, or vote in favor of, an amendment to the Memorandum and Articles of Association that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company has 21 months from the consummation of the IPO, or April 27, 2028, to consummate its initial business combination (the “Combination Period”). If the Company anticipates that it may not be able to consummate initial business combination within the Combination Period, the Company may seek shareholder approval to amend its amended and restated memorandum and articles of association to extend the date by which the Company must consummate its initial business combination. If the Company seek shareholder approval for an extension, holders of Public Shares will be offered an opportunity to redeem their shares, regardless of whether they abstain, vote for, or against, the initial Business Combination, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, subject to applicable law.

If the Company is unable to complete a Business Combination within the Combination Period or by such earlier liquidation date as the board of directors may approve, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest (which interest shall be net of taxes payable and less up to $50,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the Founder Shares and Private Shares have agreed to waive their rights to liquidating distributions from the Trust Account liquidation rights with respect to the Founder Shares, and Private Shares if the Company fails to complete a Business Combination within the Combination Period. However, if they acquire Public Shares in or after the completion of the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete a Business Combination within the Combination Period.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.10 per Public Share, except as to any claims by a third-party who executed an agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriter of IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third-party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Going Concern Consideration

As of July 27, 2026, the Company had $641,640 in cash and a working capital of $876,119. The Company has incurred and expects to continue to incur significant costs in pursuit of the consummation of an initial Business Combination. In addition, the Company currently has until April 27, 2028 (unless the Company extends such period by amending its Amended and Restated Memorandum and Articles of Association) to consummate the initial Business Combination. If the Company does not complete a Business Combination within the prescribed timeline, the Company will trigger an automatic winding up, dissolution and liquidation pursuant to the terms of the Amended and Restated Memorandum and Articles of Association. In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards “Codification Subtopic 205-40, Presentation of Financial Statements - Going Concern”, the Company has determined that it has incurred and expects to continue to incur significant costs in pursuit of its acquisition plans. There is no assurance that the Company’s plans to raise capital or to consummate a Business Combination will be successful within the Combination Period. The Company lacks the financial resources it needs to sustain operations for a reasonable period of time, which is considered to be one year from the date of the issuance of the financial statement. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Therefore, management has determined that such additional conditions raise substantial doubt about the Company’s ability to continue as a going concern until the earlier of the consummation of the Business Combination or the date the Company is required to liquidate. The financial statement does not include any adjustments that might result from the Company’s inability to continue as a going concern.

Note 2 — Significant accounting policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

In preparing the financial statement in conformity with U.S. GAAP, the Company’s management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had cash of $641,640 and no cash equivalent as of July 27, 2026.

Cash Held in Trust Account

As of July 27, 2026, the assets held in the Trust Account, amounting to $87,112,500, were held in cash.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the Financial Accounting Standards Board (“FASB”) ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

The Company applies ASC 820, which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company’s principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity’s own assumptions based on market data and the entity’s judgments about the assumptions that market participants would use in pricing the asset or liability and are to be developed based on the best information available in the circumstances.

●	Level 1—Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

●	Level 2—Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

●	Level 3—Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.

Offering Costs

The Company complies with the requirements of FASB ASC Topic 340-10-S99-1, “Other Assets and Deferred Costs—SEC Materials,” and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Offering costs incurred in connection with the IPO totaled $2,444,638, consisting of $1,725,000 of cash underwriting commissions and $719,638 of legal and other offering costs directly related to the IPO. Upon completion of the IPO, the offering costs were allocated between the Public Shares and Public Rights based on their relative fair values. The portion allocated to the Public Shares was recorded as a reduction of the initial carrying amount of ordinary shares subject to possible redemption, and the portion allocated to the Public Rights was recorded as a reduction of additional paid-in capital.

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480, “Distinguishing Liabilities from Equity” (ASC 480). Ordinary shares subject to mandatory redemption (if any) will be classified as a liability instrument and will be measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that features redemption rights that are either within the control of the holder, or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) will be classified as temporary equity. At all other times, ordinary shares will be classified as stockholders’ equity. In accordance with ASC 480-10-S99, the Company will classify the ordinary shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. Given that the 8,625,000 ordinary shares sold as part of the units in the IPO will be issued with other freestanding instruments (i.e., rights), the initial carrying value of ordinary shares classified as temporary equity will be the allocated proceeds determined in accordance with ASC 470-20. If it is probable that the equity instrument will become redeemable, the Company has the option to either (i) accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or (ii) recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company has elected to accrete the excess of the redemption value over the initial carrying amount ratably over a 15-month period from the closing of the IPO, which represents management’s estimate of the expected period to consummate the initial Business Combination, and, accordingly, the expected redemption date of the Public Shares. Accretion will be recorded as an increase to ordinary shares subject to possible redemption, with a corresponding reduction to additional paid-in capital, or an increase to accumulated deficit once additional paid-in capital is exhausted. The estimated 15-month accretion period is shorter than the Company’s 21-month Combination Period described in Note 1, which represents the latest date by which the Company must complete a Business Combination or otherwise liquidate. Management reassesses the estimated period at each reporting date and adjusts the remaining accretion prospectively if its estimate changes.

As of July 27, 2026, the ordinary shares subject to redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$86,250,000
Less:
Proceeds allocated to Public Rights	(1,293,750)
Public Shares issuance costs	(2,407,969)
Ordinary shares subject to possible redemption, July 27, 2026	$82,548,281

As of July 27, 2026, the redemption value of the 8,625,000 Public Shares was $87,112,500, or $10.10 per Public Share, based on the amount held in the Trust Account. The excess of the redemption value over the carrying amount of $82,548,281, totaling $4,564,219, will be accreted to ordinary shares subject to possible redemption, with a corresponding reduction to additional paid-in capital, or an increase to accumulated deficit once additional paid-in capital is exhausted. No accretion was recognized as of July 27, 2026, as the IPO closed on the balance sheet date.

Rights Accounting

The Company accounts for rights as either equity-classified or liability-classified instruments based on an assessment of the right’s specific terms and applicable authoritative guidance in ASC 480 and ASC 815. The assessment considers whether the rights are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the rights meet all of the requirements for equity classification under ASC 815, including whether the rights are indexed to the Company’s own ordinary shares and whether the right holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of right issuance and as of each subsequent quarterly period end date while the rights are outstanding.

For issued or modified rights that meet all of the criteria for equity classification, the rights are required to be recorded as a component of equity at the time of issuance. For issued or modified rights that do not meet all the criteria for equity classification, the rights are required to be recorded as liabilities at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the rights are recognized as a non-cash gain or loss on the statements of operations.

As the rights issued upon the closing of the IPO and sale of Private Units meet the criteria for equity classification under ASC 815, the rights are classified as equity. As of July 27, 2026, there are 8,625,000 Public and 420,250 Private Rights issued and outstanding.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of July 27, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman Islands income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement.

Recent Accounting Pronouncements

In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which requires the disclosure of additional segment information. ASU No. 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Company adopted ASU No. 2023-07 on February 26, 2026, the date of its incorporation (see Note 9).

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosure (“ASU 2023-09”), which enhances the transparency and usefulness of income tax disclosures. ASU 2023-09 will be effective for fiscal years beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The Company adopted ASU 2023-09 on February 26, 2026, the date of its incorporation. Adoption of the ASU did not impact the Company’s financial position, results of operations or cash flows.

Management does not believe that any other recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3 — Initial Public Offering

Pursuant to the IPO on July 27, 2026, the Company sold 8,625,000 Units, at a price of $10.00 per Unit. Each Unit consists of one ordinary share and one right (“Public Right”). Each Public Right will convert into one-tenth (1/10) of one ordinary share upon the consummation of a Business Combination.

Note 4 — Private Placement

Simultaneously with the closing of the IPO, the Sponsor and EBC purchased 334,000 Private Units and 86,250 Private Units, respectively, for an aggregate of 420,250 Private Units at a price of $10.00 per Private Unit for an aggregate purchase price of $4,202,500. Each Private Unit consists of one ordinary share (“Private Share”) and one right (“Private Right”). Each Private Right will convert into one-tenth (1/10) of one ordinary share upon the consummation of a Business Combination.

The proceeds from the Private Units were added to the proceeds from the IPO held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Units and all underlying securities will expire worthless. Private Units and all underlying securities will not be transferable, assignable, or salable until the completion of a Business Combination, subject to certain exceptions.

Note 5 — Related Party Transactions

Founder Shares

On March 20, 2026, the Company issued to the Sponsor 2,875,000 ordinary shares for an aggregated consideration of $25,000, or approximately $0.0087 per ordinary share.

On April 2, 2026, the Company issued an aggregate of 200,000 ordinary shares (the “EBC founder shares”) to EBC for an aggregate purchase price of approximately $2,318, or approximately $0.0116 per share. EBC (and/or its designees) has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the initial Business Combination and (ii) to waive its rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete an initial Business Combination within the Combination Period. None of the EBC founder shares may be transferred, assigned or sold (except to the same permitted transferees as the Founder Shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the Founder Shares must agree to) until the consummation of an initial Business Combination.

As of July 27, 2026, 2,875,000 Founder Shares and 200,000 EBC founder shares were issued and outstanding to the Sponsor and EBC, respectively. Prior to the underwriter’s exercise of the over-allotment option, up to 375,000 Founder Shares were subject to forfeiture. As a result of the underwriter’s full exercise of its over-allotment option on July 27, 2026, no Founder Shares were subject to forfeiture.

The holders of the Founder Shares have agreed, subject to certain limited exceptions, not to transfer, assign or sell any of their Founder Shares for a time period ending on the date that is 180 days after the completion of the Company’s initial business combination. The holders of the Private Units have also agreed, subject to certain limited exceptions, not to transfer, assign or sell any of their Private Units until 30 days following the completion of the business combination

Advance — Related Party

Prior to the closing of the IPO, the Company provided $235,000 to the Sponsor as funding for the purchase of Directors and Officers Liability insurance.

Promissory Note — Related Party

On February 28, 2026, the Sponsor agreed to loan the Company up to an aggregate amount of $200,000 to be used, in part, for transaction costs incurred in connection with the IPO (the “Promissory Note”). The Promissory Note is unsecured, interest-free and due on the date on which the Company closes the IPO. The outstanding loan balance was repaid upon the closing of the IPO out of the offering proceeds not held in the Trust Account on July 27, 2026. As such, the Company had no borrowings under the Promissory Note as of July 27, 2026.

Working Capital Loans

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor, the Company’s officers and directors, or their affiliates/designees may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. If the Company completes the initial Business Combination, it will repay such loaned amounts. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such working capital loans (“Working Capital Loans”) may be convertible into private units, at a price of $10.00 per unit at the option of the lender, upon consummation of its initial Business Combination. The units would be identical to the Private Units.

As of July 27, 2026, the Company had no borrowings under the Working Capital Loans.

Administrative Services Agreement

The Company entered into an Administrative Services Agreement with the Sponsor commencing on the effective date of the registration statement of the IPO through the earlier of the consummation by the Company of an initial business combination or the Company’s liquidation, to pay the Sponsor a total of $15,000 per month for office space and administrative and support services. As of July 27, 2026, the Company incurred $2,419 administrative service fees and recorded a prepayment of $39,078 as part of its prepaid expenses on the balance sheet.

Note 6 — Commitments and Contingencies

Risks and Uncertainties.

Various social and political circumstances in the U.S. and around the world (including rising trade tensions between the U.S. and China, and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries), may contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide.

As a result of these circumstances and the ongoing global conflicts and/or other future global conflicts, the Company’s ability to consummate a Business Combination, or the operations of a target business with which the Company ultimately consummates a Business Combination, may be materially and adversely affected. In addition, the Company’s ability to consummate a transaction may be dependent on the ability to raise equity and debt financing which may be impacted by these events, including as a result of increased market volatility, or decreased market liquidity in third-party financing being unavailable on terms acceptable to the Company or at all. The impact of this action and potential future sanctions on the world economy and the specific impact on the Company’s financial position, results of operations or ability to consummate a Business Combination are not yet determinable. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Registration Rights

The holders of the Founder Shares, Private Placement Units (and underlying securities), EBC founder shares and any units the insiders or their affiliates may be issued in payment of working capital loans made to the Company, will be entitled to registration rights pursuant to an agreement to be signed prior to or on the effectiveness of the registration statement relating to the IPO requiring the Company to register such securities for resale. The holders of a majority of these securities are entitled to make demands that the Company register such securities. Both the holders of the Founder Shares and the holders of the Private Placement Units as well as units issued in payment of working capital loans made to the Company, if applicable, will have the ability to elect to exercise these registration rights at any time after the consummation of an initial Business Combination. In addition, the holders will have certain “piggyback” registration rights with respect to registration statements filed subsequent to the consummation of the initial Business Combination. Notwithstanding the foregoing, the underwriter may not exercise its demand and “piggy-back” registration rights after five and seven years, respectively, after the commencement of sales in this offering and may not exercise its demand rights on more than one occasion. The Company will pay the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted EBC a 45-day option from the date of the consummation of this offering to purchase up to 1,125,000 additional Units to cover over-allotments, if any, at the IPO price less the underwriting discounts and commissions.

EBC was entitled to a cash underwriting discount of 2.0% of the gross proceeds of the IPO, or $1,725,000, payable upon the closing of the IPO.

Right of First Refusal

The Company has granted EBC a right of first refusal for a period commencing from the consummation of the IPO until the consummation of the initial business combination or the liquidation of the trust account in the event that the Company fails to consummate its initial business combination within the prescribed time period (but in no event longer than three years from the consummation of the IPO) to act as book running manager, placement agent and/or arranger for all financings where the Company seeks to pursue any equity-linked financings relating to or in connection with a business combination and to receive at least 45% of the aggregate gross spread or fees from any and all such financings.

Subject to certain conditions, the Company has also granted EBC, for a period commencing from the consummation of the IPO until 12 months after the date of the consummation of an initial Business Combination or the liquidation of the Trust Account in the event the Company fails to consummate an initial Business Combination within the prescribed time (but in no event longer than three years from the consummation of the IPO), a right of first refusal to act as lead underwriter for any U.S. registered public offering of securities undertaken by our sponsor or any of our officers or directors for the purpose of raising capital and placing 90% or more of the proceeds in a trust account (or other similar account) to be used to acquire one or more operating businesses that have not been identified at the time of the public offering.

Business Combination Marketing Agreement

The Company will engage EBC as an advisor in connection with its Business Combination to assist in holding meetings with the Company stockholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing its securities in connection with its initial Business Combination and assist with press releases and public filings in connection with the Business Combination. The Company will pay EBC a service fee for such services upon the consummation of its initial business combination in an amount equal to 3.5% of the gross proceeds, or $3,018,750, of the IPO, except that one percentage point (out of the 3.5%) shall be payable pro-rata on the amount remaining in the Trust Account following the Business Combination in relation to the amount following the closing of the over-allotment option. The remaining fee shall be payable as follows: (i) 1.5% of the gross proceeds of the offering shall be payable in cash and (ii) 1.0% of the gross proceeds of the offering shall be payable in convertible notes, containing customary terms, convertible into Ordinary Shares six months after the completion of initial Business Combination.

In addition, the Company will pay EBC a service fee in an amount equal to 1.0% of the total consideration payable in the initial Business Combination if it introduces the Company to the target business with whom it completes an initial Business Combination; provided that the foregoing fee will not be paid prior to the date that is 60 days from the effective date of the IPO, unless FINRA determines that such payment would not be deemed underwriter’s compensation in connection with the IPO pursuant to FINRA Rule 5110.

Note 7 — Shareholders’ Equity

Ordinary shares — The Company’s Post-offering Memorandum and Articles of Association is authorized to issue up to 500,000,000 ordinary shares, par value $0.0001 per share. Holders of ordinary shares are entitled to one vote for each share held on all matters to be voted on by the shareholders, except as required by law.

As of July 27, 2026, 2,875,000 Founder Shares and 200,000 EBC founder shares were issued and outstanding to the Sponsor and EBC, respectively. Prior to the underwriter’s exercise of the over-allotment option, up to 375,000 Founder Shares were subject to forfeiture. As a result of the underwriter’s full exercise of its over-allotment option on July 27, 2026, no Founder Shares were subject to forfeiture as of July 27, 2026.

Rights — There are 8,625,000 Public and 420,250 Private Rights issued and outstanding as of July 27, 2026. Each holder of a right will receive one-tenth (1/10) of one ordinary share upon consummation of a Business Combination, even if the holder of such right redeemed all shares held by it in connection with a Business Combination. No fractional shares will be issued upon conversion of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination, as the consideration related thereto has been included in the Unit purchase price paid for by investors in the IPO. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per ordinary share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary shares basis and each holder of a right will be required to affirmatively convert its rights in order to receive one-tenth (1/10) of one Ordinary Share underlying each right (without paying additional consideration). The shares issuable upon conversion of the rights will be freely tradable (except to the extent held by affiliates of the Company).

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, holders of the rights might not receive the ordinary shares underlying the rights.

Note 8 — Initial Measurement of Public Rights

At the IPO date, the Company determined the initial fair values of the Public Rights for purposes of allocating the proceeds received from the issuance of the Units. The estimated initial fair value of the Public Rights issued in the IPO was $1,293,750, or $0.15 per Public Right. The Public Rights issued in the IPO have been classified within shareholders’ equity and will not require remeasurement after issuance. The Public Rights do not contain option-like exercise features. Accordingly, the Company estimated the initial fair value using a probability-weighted expected value model that considers (i) the implied fair value of the underlying ordinary share, (ii) the contractual conversion ratio of one-tenth (1/10) of one ordinary share per Right, and (iii) management’s estimate of the probability of consummating a successful initial Business Combination. The following table summarizes the significant assumptions used in estimating the initial fair value of the Public Rights at the IPO date:

July 27, 2026
Implied ordinary share value derived from unit price allocation	$9.85
Conversion ratio	1/10
Probability of successful Business Combination	15.56%

Note 9 — Segment Information

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statements information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance. The Company has adopted the guidance in ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, in the accompanying financial statement.

The Company’s chief operating decision maker has been identified as the Chairman, Chief Executive Officer and Chief Financial Officer (“CODM”), who reviews the assets, operating results and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one operating and reportable segment. The CODM reviews the position of total assets available to assess if the Company has sufficient resources available to discharge its liabilities.

The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation the CODM reviews several key metrics, which include the following:

July 27, 2026
Cash	$641,640
Cash held in Trust Account	$87,112,500

The CODM reviews the position of total assets as reported on the Company’s balance sheet to assess if the Company has sufficient resources available to discharge its liabilities. The CODM is provided with details of cash and liquid resources available with the Company. The CODM will review the interest that will be earned and accrued on cash held in Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the Trust Agreement.

Note 10 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date when these financial statements were issued. Based on this review, the Company did not identify any subsequent events that would require adjustment or disclosure in the financial statement.